UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  December 9, 2021

APARTMENT INVESTMENT AND MANAGEMENT COMPANY

AIMCO OP L.P.

(Exact name of registrant as specified in its charter)

Maryland (Apartment Investment and Management Company)	1-13232	84-1259577
Delaware (Aimco OP L.P.)	0-56223	85-2460835
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation or organization)	File Number)	Identification No.)

4582 SOUTH ULSTER STREET

SUITE 1450, DENVER, CO 80237

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (303) 224-7900

NOT APPLICABLE

(Former name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Apartment Investment and Management Company Class A Common Stock	AIV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the exchange act.  ☐

ITEM 5.07.	Submission of Matters to a Vote of Security Holders.

Submission of Matters to a Vote of Security Holders

Apartment Investment and Management Company (“Aimco”) held its 2021 Annual Meeting of Stockholders on December 9, 2021, at its corporate headquarters, located at 4582 South Ulster Street, Suite 1450, Denver, CO, 80237. Robert A. Miller, Aimco’s Chairman of the Board, presided. Aimco’s stockholders considered three proposals, each of which is described in more detail in Aimco’s Definitive Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission on October 28, 2021. On the record date of October 20, 2021, there were 152,237,788 shares of Aimco’s Common Stock issued and outstanding and eligible to vote. The final voting results are reported below.

Proposal 1: Election of three Class I directors to serve for a three-year term until Aimco’s 2024 annual meeting of stockholders. Aimco’s stockholders elected each of the three nominees for director, and the voting results are set forth below:

	For	Against	Abstentions	Broker Non-Votes
Quincy L. Allen	118,811,090	1,767,169	29,470	10,556,267
Patricia L. Gibson	119,595,878	985,801	26,050	10,556,267
Kirk A. Sykes	118,808,592	1,769,303	29,834	10,556,267

Proposal 2: The selection of Ernst & Young LLP as Aimco’s independent registered public accounting firm for the year ending December 31, 2021, was ratified as follows:

For	Against	Abstentions	Broker Non-Votes
130,855,810	174,995	133,191	—

Proposal 3: Advisory vote to approve the compensation of executive officers disclosed in Aimco’s proxy statement. Aimco’s stockholders gave advisory approval of the executive compensation program, and the voting results are set forth below:

For	Against	Abstentions	Broker Non-Votes
118,838,402	1,710,759	58,568	10,556,267

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 13, 2021

APARTMENT INVESTMENT AND MANAGEMENT COMPANY

/s/ H. Lynn C. Stanfield
H. Lynn C. Stanfield
Executive Vice President and Chief Financial Officer